UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

July 8, 2019

Gaucho Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-55209	52-2158952
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

135 Fifth Ave., 10th Floor

New York, NY 10010

Address of principal executive offices

212-739-7650

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Item 3.02. Unregistered Sales of Equity Securities

As disclosed previously in Gaucho Group Holdings, Inc.’s (the “Company’s”) Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, the Company’s subsidiary, Gaucho Group, Inc. (“GG”) sold convertible promissory notes in the total amount of $2,266,800 to accredited investors (the “GG Notes”). The maturity date of the notes was March 31, 2019, and at the option of the holder, the principal amount of the note plus accrued interest could be converted into GG common stock at a 20% discount to the share price in a future offering of common stock by GG. On April 14, 2019, GG Notes representing $1,951,300 of principal and $51,160 of interest converted into 5,006,151 shares of GG common stock. The remaining GG Notes representing $315,500 of principal and $9,176 of interest as of April 15, 2019 are due and outstanding. For this issuance of securities, no general solicitation was used and GG relied on the exemption from registration available under Section 4(a)(2) and Rule 506(b) of Regulation D promulgated under the Securities Act with respect to transactions by an issuer not involving any public offering. A Form D was filed with the Securities and Exchange Commission (the “SEC”) on September 18, 2018, an amended Form D was filed on November 20, 2018, and amended Form D was filed on December 10, 2018, an amended Form D was filed on January 17, 2019, an amended Form D was filed on February 8, 2019, and another amended Form D was filed on February 21, 2019.

Between June 4, 2019 and July 2, 2019, Gaucho Group Holdings, Inc. (“GGH”) sold 2,212,143 shares of its common stock to accredited investors for total gross proceeds of $774,250. No general solicitation was used, no commissions were paid, and the Company relied on the exemption from registration available under Section 4(a)(2) and Rule 506(b) of Regulation D of the Securities Act of 1933, as amended, in connection with the sales. A Form D was filed with the SEC on April 22, 2019, an amended Form D was filed on May 6, 2019, and an amended Form D was filed on May 31, 2019.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 5.07 for information regarding the election of directors and approval of the amendment of the Company’s 2018 Equity Incentive Plan at the annual stockholders’ meeting of Gaucho Group Holdings, Inc. (the “Company”) held on July 8, 2019.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 5.07 for information regarding approval of the amendment of the Company’s Amended and Restated Bylaws at the annual stockholders’ meeting of Gaucho Group Holdings, Inc. (the “Company”) held on July 8, 2019.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company convened its 2019 Annual Stockholder Meeting (the “Meeting”) on July 8, 2019 at 2:00 p.m. Eastern Time at the Company’s offices located at 135 Fifth Avenue, 10th Floor, New York, NY, 10010. A quorum was present for the Meeting.

At the Meeting, five proposals were submitted to the stockholders for approval as set forth in the 2019 Proxy Statement as filed with the SEC on May 28, 2019 and as supplemented and filed with the SEC on May 31, 2019 and on June 5, 2019. As of the record date, May 20, 2019, a total of 52,635,433 shares of common stock of the Company were issued and a total of 52,584,900 shares of common stock were outstanding and entitled to vote. In addition, a total of 902,670 shares of Series B convertible preferred stock (“Series B Stock”) were issued and outstanding, and on an as converted basis to common stock, 8,456,072 were entitled to vote. The holders of record of 40,577,735 shares of Common Stock and the holders of record of 2,524,261 Series B Stock of the Company on an as converted basis to Common Stock for purposes of voting were present in person or represented by proxy at said meeting for a total of 43,081,966 votes entitled to vote at the meeting. Such amount represented 71% of the shares entitled to vote at such meeting.

At the Meeting, the stockholders approved all of the proposals submitted. The votes on the proposals were cast as set forth below:

1.	Proposal No. 1 – Election of directors. The stockholders elected all three director nominees presented to the stockholders: Steven A. Moel, Peter J.L. Lawrence, and Scott L. Mathis to serve until their respective successors are elected and qualified. Mr. Julian Beale did not stand for re-election as a member of the Company’s Board of Directors.

Name	Shares FOR	WITHHOLD Authority To Vote	Broker Non-Vote
Class I Directors—Steven A. Moel	38,673,420	1,519,380	3,363,481
Class II Directors—Peter J.L. Lawrence	38,755,168	1,437,632	3,363,481
Class III Directors—Scott L. Mathis	38,392,602	1,800,198	3,363,481

2.	Proposal No. 2 – The stockholders approved an amendment to the Company’s bylaws to implement a staggered Board structure whereby the Board of Directors shall be divided into three classes, as nearly equal in number as possible, designated: Class I, Class II and Class III. Therefore, Dr. Moel was elected as a Class I director to serve for an initial term expiring at the Company’s 2020 annual meeting of stockholders; Mr. Lawrence was elected as a Class II director to serve for an initial term expiring at the Company’s 2021 annual meeting of stockholders; and Mr. Mathis was elected as a Class III director to serve for an initial term expiring at the Company’s 2022 annual meeting of stockholders.

Shares FOR	Shares AGAINST	ABSTAIN	Broker Non-Vote
38,664,323	1,219,481	53,312	3,363,481

3.	Proposal No. 3 – The stockholders approved a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for-twenty-five (1:25), or anywhere between, to be implemented at the discretion of the Board if necessary to effect a listing of the Company’s common stock on the Nasdaq.

Shares FOR	Shares AGAINST	ABSTAIN
41,959,077	1,115,968	481,236

4.	Proposal No. 4 – The stockholders approved an amendment to the Company’s 2018 Equity Incentive Plan to increase the number of shares available for awards under the plan.

Shares FOR	Shares AGAINST	ABSTAIN	Broker Non-Vote
36,697,918	2,025,080	298,445	3,363,481

5.	Proposal No. 5 – The stockholders ratified and approved Marcum, LLP as the Company’s independent registered accounting firm for the year ended December 31, 2019.

Shares FOR	Shares AGAINST	ABSTAIN
42,187,041	1,337,790	31,450

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.2	Amendment to the Company’s Amended and Restated Bylaws as approved on July 8, 2019
4.1	Amendment to the Company’s 2018 Equity Incentive Plan as approved by the Board of Directors on May 13, 2019 and the stockholders on July 8, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 9th day of July 2019.

Gaucho Group Holdings, Inc.

By:	/s/ Scott L. Mathis
Scott L. Mathis, President & CEO